UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K/A

                                 CURRENT REPORT

     Pursuant to Section 13 or 15 (d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): August 21, 2007
                                                  (July 12, 2007)



                             ZANDARIA VENTURES, INC.
          -------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


Nevada                                333-127389            APPLIED FOR
-------------------------------    ----------------       ----------------------
(State or other jurisdiction of    (Commission            (I.R.S. Employer
 Incorporation or organization)        File Number)          Identification No.)


2300 PALM BEACH LAKES BLVD
SUITE 218, WEST PALM BEACH, FL                                  33409
---------------------------------------                   ----------------------
(Address of Principal Executive Office)                       (Zip Code)

                                 (561) 697-8751
          -------------------------------------------------------------
                          (Issuer's Telephone Number)


---------------------
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 Changes in Registrant's Certifying Accountant

Resignation of Cinnamon Jang Willoughby & Company, Chartered Accountants


     On July 9, 2007, the Board of Directors of Zandaria Ventures, Inc. ("Company") elected to terminate the services of Cinnamon Jang Willoughby & Company ("Cinnamon") as the Company's independent auditors.


     No accountant's report of the financial statements contained an adverse opinion or a disclaimer of opinion or was qualified or modified as to uncertainty , audit scope or accounting principles, except for a going concern opinion expressing substantial doubt about the ability of the Company to continue as a going concern.

     From inception to the date of this Report, there were no disagreements with Cinnamon on any matter of accounting principles or practices, financial disclosure, or auditing scope or procedure. There were no reportable events, as described in Item 304(a)(1)(iv)(B) of Regulation S-B, to the date of this Report.

     On July 9, 2007, the Company's board of directors approved the engagement of the firm of Pollard-Kelley Auditing Services, Inc., 3250 W. Market St., Suite 307, Fairlawn, Ohio 44333, as the Company's independent auditors. Such appointment was accepted by Terance Kelly of the firm.

     During the Registrant's most recent fiscal year or any subsequent interim period prior to engaging Pollard-Kelley Auditing Services, Inc., the Company, or someone on the Company's behalf, had not consulted Pollard-Kelley Auditing Services, Inc. regarding any of the accounting or auditing concerns stated in
Item 304(a)(2) of Regulation S-B.

     On July 9, 2007 the Company provided Cinnamon Jang Willoughby & Company with a copy of this disclosure and requested that it furnish a letter to the Company, addressed to the SEC, stating that it agreed with the statements made herein or the reasons why it disagreed.


ITEM 9.01 Financial Statements and Exhibits

(c)  Exhibits

Exhibit No.     Description
------------    ----------------------------------
16.1            Letter regarding change in certifying accountant.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                             ZANDARIA VENTURES, INC.



Date:  August 21, 2007     By:    /s/ Jason Smart
                                --------------------------------
                                Jason Smart
                                Chief Executive Officer and
                                Chief Financial Officer